                                                                  Exhibit (g)(v)

                                   SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
             SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                   Effective Date
----                                                   ----------------------
Schwab International Index Fund - Investor Shares      July 21, 1993

Schwab International Index Fund - Select Shares        April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares          October 14, 1993

Schwab Small-Cap Index Fund - Select Shares            April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly          September 25, 1995
known as Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly        September 25, 1995
known as Schwab Asset Director-Balanced Growth
Fund)

Schwab MarketTrack Conservative Portfolio              September 25, 1995
(formerly known as Schwab Asset
Director-Conservative Growth Fund)

Schwab S&P 500 Fund - Investor Shares                  February 28, 1996

Schwab S&P 500 Fund -e.Shares                          February 28, 1996

Schwab S&P 500 Fund - Select Shares                    April 30, 1997

Schwab Core Equity Fund (formerly known as             May 21, 1996
Schwab Analytics Fund)

Schwab MarketManager International Portfolio           September 2, 1996
(formerly known as Schwab OneSource
Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly        October 13, 1996
known as Schwab OneSource Portfolios-Growth
Allocation)

Schwab MarketManager Balanced Portfolio                October 13, 1996
(formerly known as Schwab OneSource
Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio               August 3, 1997
(formerly known as Schwab OneSource
Portfolios-Small Company)

Schwab MarketTrack All Equity Portfolio                April 16, 1998
(formerly known as Schwab Asset
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                      October 28, 1998

Institutional Select Large-Cap Value Index Fund        October 28, 1998

Institutional Select Small-Cap Value Index Fund        October 28, 1998

Schwab Total Stock Market Index Fund - Investor        April 15, 1999
Shares

Schwab Total Stock Market Index Fund - Select          April 15, 1999

SharesCommunications Focus Fund                        May 15, 2000

Financial Services Focus Fund                          May 15, 2000

Health Care Focus Fund                                 May 15, 2000

Technology Focus Fund                                  May 15, 2000

Schwab Hedged Equity Fund                              August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares         June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares           June 27, 2003


                             SCHWAB CAPITAL TRUST

                             By:   /s/ Stephen B. Ward
                                    ------------------------
                                    Stephen B. Ward,

                                    Senior Vice President
                                    and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                              By:   /s/ Randall W. Merk
                                    ------------------------
                                    Randall W. Merk,
                                    Executive Vice President
Dated as of June 27, 2003

                                   SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
             SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                        Fee
----                                        ---
Schwab International Index Fund -           Twenty one-hundredths of one percent (.20%)
Investor Shares                             of the Fund's average daily net assets

Schwab International Index Fund -           Five one-hundredths of one percent (0.05%)
Select Shares                               of the class' average daily net assets

Schwab Small-Cap Index                      Twenty one-hundredths of one percent (.20%)
Fund-Investor Shares                        of the Fund's average daily net assets

Schwab Small-Cap Index Fund-Select          Five one-hundredths of one percent (0.05%)
Shares                                      of the class' average daily net assets

Schwab MarketTrack Growth Portfolio         Twenty one-hundredths of one percent (.20%)
(formerly known as Schwab Asset             of the Fund's average daily net assets
Director-High Growth Fund)

Schwab MarketTrack Balanced                 Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as Schwab         of the Fund's average daily net assets
Asset Director-Balanced Growth Fund)

Schwab MarketTrack Conservative             Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as Schwab         of the Fund's average daily net assets
Asset Director-Conservative Growth
Fund)

Schwab S&P 500 Fund -Investor Shares        Twenty one-hundredths of one percent (.20%)
                                            of the class'

Fund                                        Fee
----                                        ---
                                            average daily net assets

Schwab S&P 500 Fund - e.Shares              Five one-hundredths of one percent (0.05%)
                                            of the class' average daily net assets

Schwab S&P 500 Fund - Select Shares         Five one-hundredths of one percent
                                            (0.05%) of the class' average daily
                                            net assets

Schwab Core Equity Fund (formerly           Twenty one-hundredths of one percent (.20%)
known as Schwab Analytics Fund)             of the Fund's average daily net assets.

Schwab MarketManager International          Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as Schwab         of the Fund's average daily net assets.
OneSource Portfolios-International)

Schwab MarketManager Growth                 Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as Schwab         of the Fund's average daily net assets.
OneSource Portfolios-Growth
Allocation)

Schwab MarketManager Balanced               Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as Schwab         of the Fund's average daily net assets.
OneSource Portfolios-Balanced
Allocation)

Schwab MarketManager Small Cap              Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as Schwab         of the Fund's average daily net assets.
OneSource Portfolios-Small Company)

Schwab Market Track All Equity              Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as Schwab         of the Fund's average daily net assets
Asset Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund           Five one-hundredths of one percent (0.05%)
                                            of the Fund's average daily net assets

Institutional Select Large-Cap              Five one-hundredths of one percent (0.05%)
Value Index Fund                            of the Fund's average daily net assets

Institutional Select Small-Cap              Five one-hundredths of one percent (0.05%)
Index Fund                                  of the Fund's

Fund                                        Fee
----                                        ---
                                            average daily net assets

Schwab Total Stock Market Index             Twenty one-hundredths of one percent (0.20%)
Fund - Investor Shares                      of the Fund's average daily net assets

Schwab Total Stock Market Index             Five one-hundredths of one percent (0.05%)
Fund - Select Shares                        of the Fund's average daily net assets

Communications Focus Fund                   Twenty one-hundredths of one percent (0.20%)
                                            of the Fund's average daily net assets

Financial Services Focus Fund               Twenty one-hundredths of one percent (0.20%)
                                            of the Fund's average daily net assets

Health Care Focus Fund                      Twenty one-hundredths of one percent (0.20%)
                                            of the Fund's average daily net assets

Technology Focus Fund                       Twenty one-hundredths of one percent (0.20%)
                                            of the Fund's average daily net assets

Schwab Hedged Equity Fund                   Twenty one-hundredths of one percent (0.20%)
                                            of the Fund's average daily net assets

Schwab Small-Cap Equity Fund -              Twenty one-hundredths of one percent (0.20%)
Investor Shares                             of the Fund's average daily net assets

Schwab Small-Cap Equity Fund -              Five one-hundredths of one percent (0.05%)
Select Shares                               of the Fund's average daily net assets



                             SCHWAB CAPITAL TRUST

                             By:   /s/ Stephen B. Ward
                                    ------------------------
                                    Stephen B. Ward,
                                    Senior Vice President
                                    and Chief Investment Officer

                             CHARLES SCHWAB & CO., INC.

                             By:   /s/ Randall W. Merk
                                    ------------------------
                                    Randall W. Merk,
                                    Executive Vice President


Dated as of June 27, 2003